SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  25490

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (date of earliest event reported): October 16, 1997

Hallmark Properties, Inc.
Exact name of registrant as specified in its charter

Colorado			          33-9917-D		             84-1036901
(State or			         (Commission		           (IRS Employer
jurisdiction of			   File Number)		          Identification No.)
incorporation)

3802 East 36th Street
Tulsa, Oklahoma			                      74135
(Address of principal			                (Zip code)
executive offices)

Registrant's telephone number, including area code: 918-748-9352

Item 4

Changes in Registrant's Certifying Accountant

	a) On October 16, 1997 Hallmark Properties, Inc. (the registrant) dismissed
    J. Karean Henderson ("Henderson") as its principal independent public accountants.

	b) Henderson had been engaged in 1997 to audit the financial statements of the registrant for fiscal year ended March 31, 1997 and for the two fiscal years which were ended on March 31, 1997. During the period when Henderson was engaged by the registrant, there were no disagreements with Henderson on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which if not resolved to the satisfaction of Henderson would have caused Henderson to make reference to any such matter in their reports, nor were there any other reportable events.

	c) Henderson's reports on the financial statements of the registrant for the two fiscal years ended March 31, 1997 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

	d) The decision to change the registrant's principle independent public accountants was approved by its Board of Directors.

	e) As of December 8, 1997 the Board of Directors appointed a new firm of independent public accountants to audit the financial statements of the registrant. The new firm is Tannenbaum & Company, P.C., 1873 South Bellaire, Suite 908, Denver, Colorado 80222. The new firm will audit the financial statements of the Company for the fiscal years from March
    31, 1989 through March 31, 1997 and the 10-K Reports for such years will be ammended to include the new firm's audit report and audited financial statements.

	f) The registrant has neither consulted with Tannenbaum & Company, P.C. regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered.

	g) A letter from Henderson addressed to the Securities and Exchange Commission, which letter concurs with the statements made by the registrant in paragraphs (a), (b) and (c) is filed with this report.

Item 7.

Financial Statements and Exhibits.

None.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hallmark Properties, Inc.


James L. Porter, President
and Chief Executive Officer

J. Karean Henderson, CPA
4019 S. Harvard, Ste 105
Tulsa, Oklahoma  74135
918-749-6665 Office
918-749-6665 Fax

October 22, 1997

United States Securities & Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

		RE: HALLMARK PROPERTIES, INC. (File 33-9917-D)

Ladies & Gentlemen:

The Undersigned J. Karean Henderson, CPA, previously acted as independent accountants to the audit of Hallmark Properties. We are no longer acting as independent accountants to the Company.

This letter will confirm that we have reviewed the Company's form 8-K dated October 16, 1997 captioned "CHANGES in REGISTRANTS CERTIFYING ACCOUNTANTS" and therefore can agree with the statements made therein as they relate to us pertaining to this form 8-K.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,


J. Karean Henderson, CPA

cc: Tannenbaum & Co., P.C.